Sun Capital Advisers Trust

Supplement dated January 2, 2003 to the Prospectus dated May 1, 2002

In "The Funds' Goals and Strategies, Neuberger Berman Mid Cap Growth Fund" on page 24, the list of portfolio managers in the shaded box is replaced in its entirety with the following:
Jon D. Brorson Kenneth J. Turek
In the "About the Portfolio Managers" table on page 48-49, the section describing the portfolio managers for the Neuberger Berman Mid Cap Growth Fund is replaced in its entirety with the following:
Fund	Fund Manager(s)	Manager since	Positions during past five years
Neuberger Berman Mid Cap Growth Fund	Jon D. Brorson	2003	Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, since 2002. Prior to that, he was a Portfolio Manager at Northern Trust Company since 1996.
	Kenneth J. Turek	2003	Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, since 2002. Prior to that, he was a Portfolio Manager at Northern Trust Company since 1997.